WORLD OMNI 1996-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
December 31, 1996
                                                            Aggregate
                                                            Net Investment
Aggregate Net Investment Value                              Value                  99.8%
Original                                                    890,001,916.00         888,221,912.00
12/1/96                                                     890,001,916.00         888,221,912.00

Principal collections & reimbursement loss amount            16,643,310.46          16,610,023.84
12/31/96                                                    873,358,605.54         871,611,888.16

Certificate Balance @ 12/31/96                              890,001,916.00         888,221,912.00

                                                            Class A-1
                                                            Allocation             Certificate
Aggregate Net Investment Value                              Percentage             Balance

Original                                                             71.41133%     621,605,269
12/1/96                                                              71.41133%     621,605,269

Principal collections & reimbursement loss amount                                   16,119,324
12/31/96                                                                           605,485,945

Certificate Balance @ 12/31/96                                       71.41133%     621,605,269

                                                            Class A-2
                                                            Allocation             Certificate
Aggregate Net Investment Value                              Percentage             Balance

Original                                                             22.97642%     200,000,000
12/1/96                                                              22.97642%     200,000,000

Principal collections & reimbursement loss amount                                      127,384
12/31/96                                                                           199,872,616

Certificate Balance @ 12/31/96                                       22.97642%     200,000,000

                                                            Class B
                                                            Allocation             Certificate
Aggregate Net Investment Value                              Percentage             Balance

Original                                                              5.61224%      48,852,205
12/1/96                                                               5.61224%      48,852,205

Principal collections & reimbursement loss amount                                       31,115
12/31/96                                                                            48,821,090

Certificate Balance @ 12/31/96                                        5.61224%      48,852,205



Aggregate Net Investment Value                              Seller Interest        Balance

Original                                                              2.00000%      17,764,438
12/1/96

Principal collections & reimbursement loss amount                     2.00000%         320,886
12/31/96                                                              2.00000%      17,443,552

Certificate Balance @ 12/31/96                                        2.00000%      17,764,438


Distributable Amounts                                       Total

Interest Distributable Amount                                 4,749,775.29
Principal Distributable Amount (1)                           16,044,296.76
Reimbursed Charged-off Amount (1)                               515,779.01
Reimbursed Residual Value Loss Amount                            49,948.06
Reimbursed Additional Loss Amount                                     0.00

Total                                                        21,359,799.12

Distributable Amounts                                       Class A-1              %

Interest Distributable Amount                                 3,263,427.66
Principal Distributable Amount (1)                           15,723,410.83                  98.00000%
Reimbursed Charged-off Amount (1)                               360,958.17                  69.98310%
Reimbursed Residual Value Loss Amount                            34,955.20                  69.98310%
Reimbursed Additional Loss Amount                                     0.00                   0.00000%

Total                                                        19,382,751.86

Distributable Amounts                                       Class A-2              %

Interest Distributable Amount                                 1,091,666.67
Principal Distributable Amount (1)                                    0.00                   0.00000%
Reimbursed Charged-off Amount (1)                               116,137.42                  22.51690%
Reimbursed Residual Value Loss Amount                            11,246.76                  22.51690%
Reimbursed Additional Loss Amount                                     0.00                   0.00000%

Total                                                         1,219,050.85

Distributable Amounts                                       Class B                %

Interest Distributable Amount                                   284,971.20
Principal Distributable Amount (1)                                    0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                28,367.85                   5.50000%
Reimbursed Residual Value Loss Amount                             2,747.14                   5.50000%
Reimbursed Additional Loss Amount                                     0.00                   0.00000%

Total                                                           316,086.19

Distributable Amounts                                       Seller Interest        %

Interest Distributable Amount                                   109,709.76
Principal Distributable Amount (1)                              320,885.94                   2.00000%
Reimbursed Charged-off Amount (1)                                     0.00                   0.00000%
Reimbursed Residual Value Loss Amount                                 0.00                   0.00000%
Reimbursed Additional Loss Amount                                     0.00                   0.00000%

Total                                                           430,595.70
(1)  These amounts will not be distributed during the Revolving period.  They will be reinvested in additional contracts.

Certificate Factors                                         Series A-1             Series A-2             Class B

12/1/96                                                             100.0000000%           100.0000000%           100.0000000%
12/31/96                                                            100.0000000%           100.0000000%           100.0000000%

Pool Data                                                   12/1/96                $

Number of Loans                                                  45,684
Prepayments                                                         300              5,838,465.91
Scheduled Terminations                                                6                123,748.34
Charge-Offs                                                         148              2,806,190.76
Weighted Ave APR                                                      8.77%


Pool Data                                                   12/31/96               $

Number of Loans                                                  46,104
Prepayments                                                         320              5,983,827.25
Scheduled Terminations                                               19                344,527.36
Charge-Offs                                                          92              1,770,262.64
Weighted Ave APR                                                      8.77%


Account Balances                                            Pay Ahead              Advance                Reserve Fund

Balance as of  12/01/96                                       1,412,900.16             702,498.83          31,087,767.00
Balance as of  12/31/96                                       1,735,849.61             340,882.80          31,087,767.00
Change                                                          322,949.45            (361,616.03)                  0.00
Required Amount (withdrawl from reserve)                                                                            0.00
Reserve Fund Requirement                                                                                   31,087,767.00
Reserve Fund Supplement Requirement                                                                                 0.00

Residual Value Surplus Account

Beginning Balance 12/01/96                                            0.00
Deposits                                                              0.00
Withdrawls                                                            0.00
Ending Balance 12/31/96                                               0.00




Distribution per $1,000                                                            Total

Total Distribution Amount                                                                    5.34750969

Interest Distribution Amount                                                                 5.34750969
Carryover Shortfall                                                                          0.00000000
Prior Carryover Shortfall                                                                    0.00000000

Total Carryover Shortfall                                                                    0.00000000


Principal Distribution Amount                                                                0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                             0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                 0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                    0.00000000
Unpaid Principal Loss Interest Amount                                                        0.00000000

Seller Principal not paid to Seller                                                      -----
Seller Interest not paid to Seller                                                       -----

Unpaid Class B Principal Carryover Shortfall                                             -----

Distribution per $1,000                                                            Class A-1

Total Distribution Amount                                                                    5.25000000

Interest Distribution Amount                                                                 5.25000000
Carryover Shortfall                                                                          0.00000000
Prior Carryover Shortfall                                                                    0.00000000

Total Carryover Shortfall                                                                    0.00000000


Principal Distribution Amount                                                                0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                             0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                 0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                    0.00000000
Unpaid Principal Loss Interest Amount                                                        0.00000000


Seller Principal not paid to Seller                                                      -----
Seller Interest not paid to Seller                                                       -----

Unpaid Class B Principal Carryover Shortfall                                             -----

Distribution per $1,000                                                            Class A-2

Total Distribution Amount                                                                    5.45833335

Interest Distribution Amount                                                                 5.45833335
Carryover Shortfall                                                                          0.00000000
Prior Carryover Shortfall                                                                    0.00000000

Total Carryover Shortfall                                                                    0.00000000


Principal Distribution Amount                                                                0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                             0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                 0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                    0.00000000
Unpaid Principal Loss Interest Amount                                                        0.00000000

Seller Principal not paid to Seller                                                      -----
Seller Interest not paid to Seller                                                       -----

Unpaid Class B Principal Carryover Shortfall                                             -----


Distribution per $1,000                                                            Class B

Total Distribution Amount                                                                    5.83333342

Interest Distribution Amount                                                                 5.83333342
Carryover Shortfall                                                                          0.00000000
Prior Carryover Shortfall                                                                    0.00000000

Total Carryover Shortfall                                                                    0.00000000


Principal Distribution Amount                                                                0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                             0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                 0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                    0.00000000
Unpaid Principal Loss Interest Amount                                                        0.00000000

Seller Principal not paid to Seller                                                      -----
Seller Interest not paid to Seller                                                       -----

Unpaid Class B Principal Carryover Shortfall                                                 0.00000000


Distribution per $1,000                                                            Seller Interest

Total Distribution Amount                                                                    6.17580784

Interest Distribution Amount                                                                 6.17580784
Carryover Shortfall                                                                      -----
Prior Carryover Shortfall                                                                -----

Total Carryover Shortfall                                                                -----


Principal Distribution Amount                                                                0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                             0.00000000
Aggregate Unreimbursed Principal Loss Amount                                             -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                -----
Unpaid Principal Loss Interest Amount                                                    -----

Seller Principal not paid to Seller                                                          0.00000000
Seller Interest not paid to Seller                                                           0.00000000

Unpaid Class B Principal Carryover Shortfall                                             -----



Servicing Fee                                                                      Total

Amount of Servicing Fee Paid                                                           740,184.93
Total Unpaid                                                                                 0.00



Servicing Fee                                                                      Class A

Amount of Servicing Fee Paid                                                           684,671.06
Total Unpaid                                                                                 0.00




Servicing Fee                                                                      Class B

Amount of Servicing Fee Paid                                                            40,710.17
Total Unpaid                                                                                 0.00



Servicing Fee                                                                      Seller Interest

Amount of Servicing Fee Paid                                                            14,803.70
Total Unpaid                                                                                 0.00





Origination Trustee Expenses Paid (1)

UTI                                                                                          0.00
SUBI                                                                                         0.00
                                                                                             0.00


Securitization Trustee Expenses Paid  (1)                                               22,152.02

Additional Loss Amounts (2)                                                                  0.00

(1)  Expenses greater than $50,000 are broken out as follows:

(2)  Broken out as follows:








                                                            Number of              Number of
                                                            Matured                Scheduled              Maturity
                                                            Leases                 Maturities             Ratio
MATURITY RATIO



December                                                             42                     84                     50.00%




(Maturity Ratio Test will be satisfied if the ratio is 50% or less.  This test does not apply unless at least 25 contracts were scheduled to mature.)


CHARGE-OFF RATE                                             October                November               December





Outstanding                                                   2,069,008.90           2,806,190.76           1,770,262.64
Balance

Net
Liquidation                                                   1,384,856.52           1,914,851.62           1,197,173.13
Proceeds

Average
Aggregate
Net Investment                                              890,001,916.00         890,001,916.00         890,001,916.00
Value

Annualized
Average
Charge-Off                                                            0.92%                  1.20%                  0.77%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                   0.97%



DELINQUENCY RATE
                                                                      #                                   $

Past Due 31-60 days                                                 748                                    13,973,801
Past Due 61-90 days                                                  88                                     1,670,541
Past Due 91 + days                                                   45                                       809,161

 Total                                                              881                                    16,453,503

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                            Delinquent             Current                Delinquency
                                                            Contracts              Contracts              Rate
                                                                  (> 60 days)


October                                                              92                 45,359                      0.20%
November                                                             99                 45,684                      0.22%
December                                                            133                 46,104                      0.29%

                                                                                                                    0.24%


REALIZATION RATIO
                                                            October                November               December

Sale
Proceeds                                                         32,775.32             111,426.81             292,472.74

Residual Value
of Sold
Matured Leases                                                   35,265.27             122,617.91             344,194.16

Realization
Ratio                                                                92.94%                 90.87%                 84.97%



(Realization Test will be satisfied if the Maturity Ratio is 25% or less
or the Realization Ratio is 75% or more)                                                                           89.60%

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